EXHIBIT 10.1


      COMERICA       First Amendment to Credit Agreement

 ----------------------------------------------------------------------------

 This First Amendment to Credit Agreement ("Agreement") is made, delivered, and effective as of July 3, 2003, by and between CARRINGTON LABORATORIES, INC., a Texas corporation ("Borrower"), CARALOE, INC., a Texas corporation, DELSITE BIOTECHNOLOGIES, INC., a Delaware (collectively, "Guarantors" and each a "Guarantor') and COMERICA BANK-TEXAS ("Bank").

 WHEREAS, on September 1, 2002, Borrower and Bank entered into that certain Credit Agreement (the "Credit Agreement") whereby, upon the terms and conditions stated therein, Bank agreed to make various loans to borrower to be used by the Borrower for the purposes set forth in the Agreement; and

 WHEREAS, the loans are guaranteed by that certain Guaranty Agreement dated October 1, 2000 executed by Caraloe, Inc. and that certain Guaranty Agreement dated September 1, 2002 executed by Delsite Biotechnologies, Inc. (collectively the "Guaranties" and each a "Guaranty"); and

 WHEREAS, the Borrower, Guarantors and Bank mutually desire to amend certain aspects of the Credit Agreement:

 NOW, THEREFORE, in consideration of the premises and the mutual promises contained In this Agreement, Borrower Guarantors and Bank agree as follows:

 1. As of the Effective Date, section 4.4 of the Credit Agreement shall be amended and the following shall apply:

      "Financial Covenants. Maintain all financial covenants set, forth below (for purposes of the financial covenants definitions for capitalized terms not otherwise defined in this Agreement follow the covenants):

      a. Tangible Net Worth. Maintain a Tangible Net Worth, at all times, of not less than $12,500,000.00.

      b. Current Ratio. Maintain in a Current Ratio, at all times, of not less than the ratio set forth below during the corresponding period set forth below:

                             Period                            Amount
                             ------                            ------
                From the date of this Agreement through
                  June 29,2003                                1.75:1.0
                From June 30, 2003 through
                  March 30,2004                               1.90:1.0
                From March 31, 2004 through
                  the Revolving Credit Maturity Date           2.0:1.0


      c.   Liquidity Ratio.   Maintain a  minimum  Liquidity  Ratio,  at all
           times,  of  at  least  the  ratio  set  forth  below  during   the
           corresponding period set forth below:

                             Period                            Amount
                             ------                            ------

                From the date of this Agreement through
                  June 29, 2004                               1.75:1.0
                From June 30, 2004 through
                  the Revolving Credit Maturity Date          2.5:1.0

      Each of the aforementioned financial covenants be calculated as of the end of each calendar quarter.

      "Account Receivables" shall mean, as of any time of determination, any amounts in respect of loans or advances owing to Borrower or another Loan Party from any Account Debtor (as defined in the UCC) at such time.

      "Affiliate Receivables" shall mean, as of any time of determination, any amounts in respect of loans or advances owing to Borrower or another Loan Party from any of its Subsidiaries or Affiliates (other than Affiliates which are Guarantors of all Indebtedness) at such time.

      "Current Assets" shall mean, in respect of a Person and as of any applicable date of determination, all current assets of such Person determined in accordance with GAAP.

      "Current Liabilities" shall mean, in respect of a Person and as of any applicable date of determination, all liabilities of such Person that should be classified as current in accordance with GAAP, plus the amount of all outstanding Revolving Loans.

      "Current Ratio" shall mean, in respect of a Person and as of any applicable date of determination thereof, the ratio of Current Assets to Current Liabilities.

      "Liquidity Ratio" shall mean, in respect of a Person and as of any applicable date of determination thereof the ratio of Cash plus Accounts Receivable to the amount of the Indebtedness.

      "Tangible Net Worth" shall mean, with respect to any Person and as of applicable date of determination, (a) the net book value of all assets of such Person (excluding Affiliate Receivables, patent rights, trademarks, trade names, franchises, copyrights, licenses, goodwill, and all other intangible assets of such Person), after all appropriate deductions in accordance with GAAP (Including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization), less (b) all Debt of such Person at such time."

 2. Bank waives Borrower's compliance with the minimum Tangible Net Worth described in section 4.4 for the period ending December 30, 2002. This waiver only applies to the foregoing and is not an agreement of any future waivers of Borrower's compliance with any covenant or any Events of Default.

 3. Borrower is responsible for all costs incurred by Bank, including without limit reasonable attorneys' fees (whether inside or outside counsel is used), with regard to the preparation and execution of this Agreement.

 4. Each Guarantor hereby consents to and joins in this Agreement and ratifies and confirms to Bank that all terms and provisions of its Guaranty and every other Loan Document to which it is a party are and shall remain in full force and effect, and acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by its Guaranty or the other Loan Documents, and reaffirms all agreements and obligations under its Guaranty and the other Loan Documents to which it is a party, and agrees that such obligations are not released, diminished or impaired by this Agreement. Each Guarantor acknowledges that without this consent and affirmation, Bank would not execute this Agreement or otherwise consent to its terms.

 5. Other than as expressly provided for herein, the execution of this Agreement shall not be deemed to be a waiver of any Default or Event of Default. Borrower expressly acknowledges and agrees that except as expressly amended in this Agreement, the Credit Agreement, as amended, remains in full force and effect and is ratified, confirmed and restated. This Agreement is not an agreement to any further or other Agreement of the Note.

 6. All the terms used in this Agreement which are defined in the Credit Agreement shall have the same meaning as used in the Credit Agreement, unless otherwise defined in this Agreement.

 7. Borrower waives, discharges, and forever releases Bank, Banks employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims causes of action, allegations or assertions that Borrower has or may have had at any time up through and including the date of this Agreement, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to Borrower or whether any such claims, causes of action allegations or assertions arose as result of Bank's actions or omissions in connection with the Note or any Agreements, extensions or modifications thereof or Bank's administration of the debt evidenced by the Note or otherwise INCLUDING ANY CLAIMS, CAUSES OF ACTION, ALLEGATIONS OR ASSERTIONS RESULTING FROM BANK'S OWN NEGLIGENCE, except and to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct.

 8. BANK AND BORROWER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH OF THEM, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF ANY LOAN DOCUMENT OR ANY Of THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTION OF EITHER OF THEM. THESE PROVISIONS, SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY BANK OR BORROWER EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM.

 9. THIS AGREEMENT AND THE OTHER "LOAN AGREEMENTS" (AS DEFINED IN SECTION 26.O2(A)(2) OF THE TEXAS BUSINESS & COMMERCE CODE, AS AMENDED) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND THIS AGREEMENT AND THE OTHER WRITTEN LOAN AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

 IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the date set forth above.


 BORROWER:                               BANK:

 CARRINGTON LABORATORIES, INC.,          COMERICA BANK-TEXAS
 a Texas Corporation


 By: /s/                               By: /s/
    ---------------------------------     -----------------------------------
    Carton E. Turner, President & CEO     Margareth Fanini AVP Texas Division



 GUARANTORS:

 CARALOE, INC.,
 a Texas corporation


 By: /s/
    ---------------------------------
    Carton E. Turner,  President


 DELSITE BIOTECHNOLOGIES, INC.
 a Delaware corporation

 By: /s/
    ---------------------------------
   Carlton E. Turner, CEO